UNITED STATES

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015 (April 20, 2015)

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code          (248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2015, Ramco-Gershenson Properties Trust (the “Company”) issued a press release announcing that John Hendrickson has been appointed to serve as Chief Operation Officer ("COO") of the Company. Pursuant to that appointment Mr. Hendrickson and the Company entered into an employment agreement (the “Agreement”) whereby Mr. Hendrickson will commence his employment on May 17, 2015. Mr. Hendrickson has over 20 years of real estate experience the last 16 of which were with Federal Realty Trust most recently as the Regional COO in charge of Federal's Northeast Region and head of Federal's East Coast Mixed-Use Division .

The Agreement provides for an initial term from May 17, 2015 until April 30, 2018. The Agreement will be extended automatically for successive one-year periods thereafter unless the Company or Mr. Hendrickson gives written notice to the other to allow the Agreement to expire. Mr. Hendrickson will be paid an initial annual base salary of $400,000. Upon commencement of his employment, Mr. Hendrickson will be granted 15,000 restricted shares of beneficial interest of the Company which will vest in five equal annual installments on the first five anniversaries of the grant date.

The Agreement also provides that Mr. Hendrickson will be entitled to participate in any short term and long term incentive plans generally available to executive officers of the Company, to participate with other executive officers in any of the Company’s employee fringe benefit plans, and to be reimbursed for certain relocation expenses. In addition, the Agreement provides for certain benefits upon termination of Mr. Hendrickson's employment under certain circumstances, including a change of control of the Company, as defined in the Agreement.

The forgoing does not constitute a complete summary of the terms of the Agreement and reference is made to the complete form of the Agreement that is attached as Exhibit 10.1. In addition the full text of the press release is attached hereto as Exhibit 99.1 to this report and both exhibits are hereby incorporated by reference herein

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	10.1	Employment Agreement dated April 20, 2015, between Ramco-Gershenson Properties Trust and John Hendrickson
	99.1	Press Release of Ramco-Gershenson Properties Trust dated April 23, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	April 23, 2015	By: /s/ GREGORY R. ANDREWS
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated April 20, 2015, between Ramco-Gershenson Properties Trust and John Hendrickson
99.1	Press Release of Ramco Gershenson Properties Trust dated April 23, 2015